David Rappa
1500 W Cypress Creek Rd #411
Ft. Lauderdale, FL 33309
August 5, 2013

Michael Fasci
CEO
RedFin Network, Inc.'s
1500 W. Cypress Creek Rd #411
Ft. Lauderdale, FL 33309

Dear Michael Fasci:

Please accept this correspondence as my resignation from RedFin Network, Inc.'s board of directors, as well as current position as President; effective immediately.

As a co-founder of RedFin, I am grateful for having the brief opportunity to serve on the board of directors of this organization, and I offer my best wishes for the organization moving forward.

Sincerely,

David Rappa
President

1500 W. CYPRESS CREEK RD
SUITE 411
FORT LAUDERDALE, FL 33309
954.769.1335/954.990.6622
www.RedFinNet.com